                                                                   EXHIBIT 10.43

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this 5th day of April, 2007, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for itself, the Holders and the Trustee (together with its successors and assigns in such capacity, "Collateral Agent").

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Indenture dated of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Indenture") among Altra Industrial Motion, Inc., a Delaware corporation ("Company"), each of the Guarantors named therein ("Guarantors"), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the "Trustee"), and Collateral Agent, Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the "Notes");

      WHEREAS, as a condition precedent to the initial purchase by the Holders of the Notes, Company and Guarantors (each in their respective capacity as a Grantor) executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended and restated, supplemented or otherwise modified, the "Security Agreement");

      WHEREAS, as a condition precedent to the purchase by the Holders of additional Notes in the aggregate principal amount of $105,000,000, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Supplement No. 1 to Security Agreement dated as of the date hereof (including all annexes, exhibits or schedules thereto, the "Supplement"); and

      WHEREAS, pursuant to the Security Agreement, as modified by the Supplement, the Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Trustee and the Holders, this Patent Security Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Indenture.

      2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Trustee, the Collateral Agent and the Holders, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

            (a) all of its Patents and rights in and to Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

            (b) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

            (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

      3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Trustee, the Collateral Agent and the Holders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

      4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any patentable inventions or applications therefor which become part of the Patent Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

      5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


GRANTORS:
                                      TB WOOD'S INCORPORATED,
                                      a Pennsylvania corporation, as a Grantor

                                            By: /s/ William T. Fejes, Jr.
                                                -------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President, CEO and Director

                                      PLANT ENGINEERING CONSULTANTS, LLC,
                                      a Tennessee limited liability company, as a Grantor

                                            By: /s/ William T. Fejes, Jr.
                                                -------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President

                                      TB WOOD'S ENTERPRISES, INC.,
                                      a Delaware corporation, as a Grantor

                                            By: /s/ Joseph C. Horvath
                                                -------------------------------
                                            Name: Joseph C. Horvath
                                            Title: President and Treasurer

                                      TB WOOD'S CORPORATION,
                                      a Delaware corporation, as a Grantor



                                            By: /s/ William T. Fejes, Jr.
                                                -------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President, CEO and Director

COLLATERAL AGENT:                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                                      as Collateral Agent

                                      By:    /s/ Sandee Parks
                                             ----------------------------------
                                      Name:  Sandee Parks
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------


                   SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

                     SCHEDULE I TO PATENT SECURITY AGREEMENT

                         PATENTS AND PATENT APPLICATIONS

                                                           REGISTRATION     REGISTRATION
   GRANTOR          COUNTRY              PATENT                 NO.            DATE
   -------          -------              ------                 ---            ----
TB Wood's        United States     Housing for Motor         D343,387         1/18/1994
Incorporated                       Control Equipment

TB Wood's        United States     Combination of a         5,465,804        11/14/1995
Incorporated                       Power Steering Pump
                                   and Air Conditioning
                                   Compressor in an
                                   Automotive Vehicle

TB Wood's        United States     Shaft Mountable          5,304,101         4/19/1994
Incorporated                       Bushing and Hub for
                                   Industrial Power
                                   Transmissions

TB Wood's        United States     Precision Winding        6,311,920         11/6/2001
Incorporated                       Method and Apparatus

TB Wood's        United States     Flexible Coupling        5,611,732         3/18/1997
Incorporated                       with End Stress
                                   Relief Structure